UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04438

Exact name of registrant as specified in charter:	Aberdeen Australia Equity Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2015

Item 1. Reports to Stockholders.

Aberdeen Australia Equity Fund, Inc. (IAF)

Semi-Annual Report
April 30, 2015

Aberdeen

Aberdeen
Simply asset management.

Aberdeen Australia Equity Fund, Inc. (IAF)

Semi-Annual Report

April 30, 2015

Managed Distribution Policy (unaudited)

The Board of Directors of the Fund has authorized a managed distribution policy (“MDP”) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Based on generally accepted accounting principles, the Fund estimates that distributions for the fiscal year commenced November 1, 2014, through the distributions declared on June 9, 2015, consisted of 27% net investment income and 73% return of capital.

In January 2016, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2015 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A., the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered stockholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Australia Equity Fund, Inc. (the “Fund”) for the six month period ended April 30, 2015. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities.

Total Return Performance

The Fund’s total return, based on net asset value (“NAV”) net of fees, was -1.0% for the six months ended April 30, 2015 and 7.7% per annum since inception, assuming the reinvestment of dividends and distributions, compared to the April 30, 2015 six month period return of -3.9%, in U.S. Dollar terms, for the S&P/ASX 200 Accumulation Index (“ASX 200”),1 the Fund’s benchmark. The Fund’s total return for the six months ended April 30, 2015 and per annum since inception is based on the reported NAV on each period end.

Share Price & NAV

For the six months ended April 30, 2015, based on market price, the Fund’s total return was -4.5%, assuming reinvestment of dividends and distributions. The Fund’s share price decreased by 10.1% over the six months from $7.95 on October 31, 2014 to $7.15 on April 30, 2015. The Fund’s share price on April 30, 2015 represented a discount of 7.3% to the NAV per share of $7.71 on that date, compared with a discount of 3.9% to the NAV per share of $8.27 on October 31, 2014.

Managed Distribution Policy

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In March 2015, the Board of Directors of the Fund (the “Board”) determined the rolling distribution rate to be 10% for the 12-month period commencing with the distribution payable in

March 2015. This policy will be subject to regular review by the Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital.

On June 9, 2015, the Fund announced that it will pay on June 29, 2015, a distribution of US $0.20 per share to all shareholders of record as of June 22, 2015.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the six months ended April 30, 2015, the Fund did not repurchase any shares.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings is included in the Fund’s semi-annual and annual report to shareholders. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

[1]

The S&P/ASX 200 index is a market-capitalization weighted and float-adjusted stock market index of Australian stocks listed on the Australian Securities Exchange from Standard & Poor’s. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Australia Equity Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, I invite you to visit the Fund on the web at www.aberdeeniaf.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other timely data.

Enroll in our email services and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign-up today at www.aberdeen-asset.us/aam.nsf/usclosed/email.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where a series of fund manager webcasts and short films are posted. Visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv.

Contact us

•	Visit us: http://www.aberdeen-asset.us/cef or www.aberdeeniaf.com.;
•	Watch us: www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv;
•	Email us: InvestorRelations@aberdeen-asset.com; or
•	Call us: 1-800-522-5465 (toll free in the U.S.)

Yours sincerely,

/s/ Christian Pittard

Christian Pittard

President

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Australia Equity Fund, Inc.

Report of the Investment Manager (unaudited)

Market/economic review

Australian equities declined over the six-month period ended April 30, 2015. News of further monetary stimulus in China bolstered the Australian dollar, while its U.S. counterpart weakened in relative terms on the back of weaker-than-expected U.S. economic growth and disunity within the U.S. Federal Reserve over when to start normalizing policy rates. Also affecting market sentiment was the plunge in iron ore prices, which subsequently recovered some lost ground. The stock market also sold off at the end of the reporting period, dragged down by the “big four” banks,* while the strong local currency dampened share prices of companies with exposure to overseas earnings. Mitigating losses were hopes that deteriorating economic data would compel governments and central banks to continue pursuing expansionary policies that would buoy both economies, as well as asset prices. In particular, tepid growth had led to aggressive policy easing in China, while Europe and Japan embarked on full-scale quantitative easing as the threat of deflation was exacerbated by the plunge in crude oil prices.

On the economic front, leading indicators signified more optimism. However, the economy, which expanded in the fourth quarter at its slowest pace of 2014, is generally expected to slow still further in the year ahead because businesses and consumers remain reluctant to spend. Notably, consumer sentiment waned in April, while the slowdown in the manufacturing sector appeared more gradual. Meanwhile, the ongoing supply glut and soft demand for iron ore saw ore prices fall to their lowest prices since 2009. On a brighter note, unemployment improved, with the slack from mining layoffs being absorbed by demand for professionals, particularly on the back of the ongoing housing boom. Earlier, the Australian central bank slashed interest rates to new lows because of dimmer forecasts for both the economy and inflation.

Fund performance review

At the stock level, the most notable contributors to Fund performance included integrated communications service provider Singapore Telecommunications, as its shares performed well ahead of its de-listing from the Australian Securities Exchange. We subsequently sold the holding ahead of its de-listing. Fund performance also was bolstered by the position in Resmed Inc., a developer and manufacturer of medical equipment for sleep-disorder breathing conditions. Over the period, the company delivered good results as it gained market share with its new innovative and market-leading product offering. Finally, the Fund’s holding in Australian Securities Exchange operator ASX Ltd. also benefited performance.

We continue to like the company for its quasi-monopoly in equity securities, a strong market proposition in derivatives and fixed income securities, as well as advanced computer systems for both trading and settlement.

Conversely, detractors from Fund performance included miners BHP Billiton and Rio Tinto, which saw their share prices move lower amid the continued slide in iron ore prices, even though they had reported generally positive results during the period, achieving production growth, as well as better cost and capital efficiencies. With solid free cash-flow generation, Rio Tinto announced a higher-than-expected share buyback and a 12% increase in its full-year 2014 dividend. BHP Billiton also maintained a progressive dividend policy. We believe that both miners remain committed to cost and capital management initiatives to improve shareholder value. The Fund’s holding in Woolworths also had a negative impact on performance, as its share price declined despite posting results that were broadly in line with our expectations. Although management downgraded its outlook for full-year 2015 earnings, Woolworths remains the dominant supermarket player, supported by a world-class supply chain.

Key Fund changes during the period included the exit of the position in Worley Parsons on expectations that it will face significant margin pressure for an extended period, as weak oil prices compel its oil and gas sector clients to slash capital spending. We also sold the Fund’s shares in mining services provider Orica, which in our view faced longer-term challenges in its core Australian market, given weak demand and potential for significant margin pressure. Conversely, we established a new position in Telstra, Australia’s largest telecommunication services provider, given its dominant market position and after it clinched a new National Broadband Network deal with the federal government. We also initiated a holding in Amcor, a leading global maker of integrated packaging and related services. After monitoring its management for some time, we grew comfortable with its measured approach to growth. We also like the company for its market-leading position and strong relative returns compared to its peers. We also established a new position in Brambles, given the steady cash flow from its core pallet business and growth from its reusable plastic containers segment.

Outlook

Shortly after the end of the reporting period in May and June, the Australian dollar (AUD) weakened against the U.S. dollar in a move that was driven more by global developments than by idiosyncratic factors. One of the key supports for the U.S. dollar comes from the continuing improvement in the U.S. economic outlook and developing

*	The “big four” banks comprise the four largest banks in Australia: Commonwealth Bank, Westpac, Australia and New Zealand Banking Group, and National Australia Bank.

Aberdeen Australia Equity Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

expectations of a commencement of the tightening cycle by the Federal Reserve in 2015. These factors are especially noticeable in the impact on the U.S. dollar against those countries where the central banks are looking to expand their own balance sheets (Japan and Europe).

For some time, the Reserve Bank of Australia (RBA) had expressed some discomfort with the high level of the Australian dollar and had even made the suggestion that a level of around US$0.75 would be consistent with the currency’s impact on the domestic economy being more balanced. Despite falling commodity prices amid a moderation in Chinese economic growth, the Australian dollar’s resilience had perplexed the RBA.

We feel that the balance of risks are tilted toward a weaker AUD, we implemented an underweight strategy to the AUD in all of the funds which we currently manage. Granted, recent moves have been swift and the risks more evenly balanced; however, we believe the U.S. dollar tailwinds are likely to prevail for a longer period. Consequently, we are maintaining the underweight strategy to the AUD.

Aberdeen Asset Management Asia Limited

Aberdeen Australia Equity Fund, Inc.

Portfolio Composition (unaudited)

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”) sectors, expressed as a percentage of net assets. As of April 30, 2015, the GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 subindustries. An industry classification standard sector can include more than one industry group.

The Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the ASX 200. As of April 30, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

As of April 30, 2015, the Fund held 98.1% of its net assets in equities, 0.2% in a short-term investment and 1.7% in other assets in excess of liabilities.

Asset Allocation by Sector

Top Sectors	Percentage of Net Assets
Financials	40.0%
Materials	17.9%
Health Care	11.7%
Utilities	7.4%
Energy	5.8%
Consumer Staples	5.6%
Telecommunication Services	4.4%
Information Technology	2.0%
Consumer Discretionary	1.8%
Industrials	1.5%
Other	1.9%
100.0%

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of April 30, 2015:

Name of Security	Percentage of Net Assets
BHP Billiton PLC – London Listing	8.8%
Commonwealth Bank of Australia	6.8%
Australia & New Zealand Banking Group Ltd.	6.4%
ASX Ltd.	5.9%
CSL Ltd.	5.8%
Rio Tinto PLC – London Listing	5.7%
AMP Ltd.	4.6%
Telstra Corp. Ltd.	4.4%
Westpac Banking Corp. Ltd.	4.3%
Westfield Corp., REIT	4.1%

Aberdeen Australia Equity Fund, Inc.

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance compared to the S&P/ASX 200 Accumulation Index (“ASX 200”), the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods as of April 30, 2015.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-4.6%	1.8%	2.4%	7.2%
Market Value	-11.6%	-4.0%	0.1%	6.5%
Benchmark	-6.2%	4.5%	5.0%	8.6%

Returns represent past performance. Total investment return at net asset value (NAV) is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes expenses such as investment management fees, administrative fees (such as Director and legal fees) and custodial charges. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total return is based on the reported NAV on each period end. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. The Fund’s total return for the year is based on the reported NAV on financial reporting period ends. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeeniaf.com or by calling 800-522-5465.

The net operating expense ratio excluding fee waivers based on the six months ended April 30, 2015 was 1.44%. The net operating expense ratio net of fee waivers based on the six months ended April 30, 2015 was 1.44%

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2015

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS—98.1% (a)
COMMON STOCKS—98.1%
CONSUMER DISCRETIONARY—1.8%
980,500	Tatts Group Ltd.	$3,123,324
CONSUMER STAPLES—5.6%
540,300	Coca-Cola Amatil Ltd.	4,374,136
238,200	Woolworths Ltd.	5,530,440
		9,904,576
ENERGY—5.8%
155,500	Caltex Australia Ltd.	4,336,874
217,100	Woodside Petroleum Ltd.	5,987,010
		10,323,884
FINANCIALS—40.0%
1,611,500	AMP Ltd.	8,163,009
312,700	ASX Ltd.	10,386,806
421,900	Australia & New Zealand Banking Group Ltd.	11,289,139
170,400	Commonwealth Bank of Australia	11,927,483
1,030,000	Medibank Pvt Ltd. (b)	1,798,320
625,800	QBE Insurance Group Ltd.	6,749,716
1,917,223	Scentre Group	5,647,508
975,300	Westfield Corp.	7,251,134
266,700	Westpac Banking Corp. Ltd.	7,662,469
		70,875,584
HEALTH CARE—11.7%
79,800	Cochlear Ltd.	5,254,606
142,000	CSL Ltd.	10,179,026
816,500	ResMed, Inc.	5,205,027
		20,638,659
INDUSTRIALS—1.5%
317,000	Brambles Ltd.	2,701,997
INFORMATION TECHNOLOGY—2.0%
366,400	Computershare Ltd.	3,554,227
MATERIALS—17.9%
197,900	Amcor Ltd.	2,106,861
645,600	BHP Billiton PLC – London Listing	15,517,939
1,232,800	Incitec Pivot Ltd.	3,871,631
226,900	Rio Tinto PLC – London Listing	10,154,014
		31,650,445
TELECOMMUNICATION SERVICES—4.4%
1,579,200	Telstra Corp. Ltd.	7,762,875
UTILITIES—7.4%
596,300	AGL Energy Ltd.	7,153,589
5,162,100	AusNet Services	6,002,553
		13,156,142
	Total Long-Term Investments—98.1% (cost $165,476,371)	173,691,713

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2015

Par Amount	Description	Value (US$)
SHORT-TERM INVESTMENT—0.2%
$398,000	Repurchase Agreement, Fixed Income Clearing Corp., 0.00% dated 04/30/2015, due 05/01/2015 in the amount of $398,000 collateralized by a U.S. Treasury Note, 2.25%, maturing 11/15/2024; total market value of 406,356	$398,000
	Total Short-Term Investment—0.2% (cost $398,000)	398,000
	Total Investments—98.3% (cost $165,874,371)	174,089,713

	Other Assets in Excess of Liabilities—1.7%	2,979,845
	Net Assets—100.0%	$177,069,558

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2015

Assets
Investments, at value (cost $165,476,371)	$173,691,713
Repurchase agreement, at value (cost $398,000)	398,000
Foreign currency, at value (cost $3,459,227)	3,500,903
Cash	346
Receivable for investments sold	8,441,379
Prepaid expenses in connection with the at-the-market stock offering	175,128
Prepaid expenses and other assets	3,263
Total assets	186,210,732

Liabilities
Payable for investments purchased	8,775,915
Investment manager fees payable (Note 3)	142,990
Investor relations fees payable (Note 3)	34,719
Directors’ fees payable	50,540
Administration fee payable (Note 3)	13,148
Other	123,862
Total liabilities	9,141,174

Net Assets	$177,069,558

Composition of Net Assets:
Common stock (par value $.01 per share) (Note 5)	$229,385
Paid-in capital in excess of par	149,158,458
Distributions in excess of net investment income	(8,394,658)
Accumulated net realized loss from investment transactions	(3,860,368)
Net unrealized appreciation on investments	27,159,510
Accumulated net realized foreign exchange gains	31,664,641
Net unrealized foreign exchange loss	(18,887,410)
Net Assets	$177,069,558
Net asset value per share based on 22,938,517 shares issued and outstanding	$7.72 (a)

(a)	The NAV shown above differs from the reported NAV on April 30, 2015 due to financial statement adjustments.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Operations (unaudited)

For the Six Months Ended April 30, 2015

Net Investment Income

Income
Dividends (net of foreign withholding taxes of $23,557)	$4,196,521
Interest and other income	21,786
4,218,307

Expenses
Investment management fee (Note 3)	765,176
Directors’ fees and expenses	145,329
Investor relations fees and expenses (Note 3)	75,497
Administration fee (Note 3)	70,447
Reports to shareholders and proxy solicitation	42,246
Insurance expense	42,193
Independent auditors’ fees and expenses	30,616
Legal fees and expenses	25,839
Custodian’s fees and expenses	21,316
Transfer agent’s fees and expenses	12,973
Miscellaneous	36,249
Total operating expenses before reimbursed/waived expenses	1,267,881
Less: Expenses waived (Note 3)	(405)
Net expenses	1,267,476

Net Investment Income	2,950,831

Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Net realized gain/(loss) from:
Investment transactions	2,285,341
Foreign currency transactions	(372,263)
1,913,078

Net change in unrealized appreciation/(depreciation) on:
Investments	2,247,554
Foreign currency translation	(9,962,468)
(7,714,914)
Net realized and unrealized loss from investments and foreign currency related transactions	(5,801,836)
Net Decrease in Net Assets Resulting from Operations	$(2,851,005)

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2015 (unaudited)	For the Year Ended October 31, 2014

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$2,950,831	$5,352,944
Net realized gain/(loss) from investment transactions	2,285,341	(4,802,154)
Net realized loss from foreign currency transactions	(372,263)	(536,036)
Net change in unrealized appreciation/depreciation on investments	2,247,554	3,401,530
Net change in unrealized appreciation/depreciation on foreign currency translation	(9,962,468)	(8,849,968)
Net decrease in net assets resulting from operations	(2,851,005)	(5,433,684)

Distributions to Shareholders from:
Net investment income	(9,863,562)	(7,259,285)
Tax return of capital	—	(13,748,178)
Net decrease in net assets from distributions	(9,863,562)	(21,007,463)

Common Stock Transactions:
Proceeds from the at-the-market stock offering (Note 5)	—	3,144,579
Expenses in connection with the at-the-market stock offering (Note 5)	—	(22,115)
Change in net assets from common stock transactions	—	3,122,464
Change in net assets resulting from operations	(12,714,567)	(23,318,683)

Net Assets:
Beginning of period	189,784,125	213,102,808
End of period (including distributions in excess of net investment income of ($8,394,658) and ($1,481,927), respectively)	$177,069,558	$189,784,125

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Financial Highlights

	For the Six Months Ended April 30, 2015 (unaudited)		For the Year Ended October 31,
			2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net asset value, beginning of period	$8.27		$9.44	$9.98	$10.17	$11.58	$10.96
Net investment income	0.13		0.23	0.27	0.34	0.39	0.32
Net realized and unrealized gains/(losses) on investments and foreign currencies	(0.25)		(0.48)	0.20	0.54	(0.68)	1.31
Total from investment operations	(0.12)		(0.25)	0.47	0.88	(0.29)	1.63
Distributions from:
Net investment income	(0.43)		(0.32)	(0.34)	(0.71)	(0.52)	(0.50)
Net realized gains	–		–	(0.43)	(0.37)	(0.44)	(0.06)
Tax return of capital	–		(0.60)	(0.24)	–	(0.18)	(0.45)
Total distributions	(0.43)		(0.92)	(1.01)	(1.08)	(1.14)	(1.01)
Impact of expenses in connection with the at-the-market stock offering (Note 5)	–		–	–	0.01	(0.09)	–
Impact from at-the-market stock offering (Note 5)	–		–	–	–	0.11	–
Net asset value, end of period	$7.72		$8.27	$9.44	$9.98	$10.17	$11.58
Market value, end of period	$7.15		$7.95	$10.71	$10.38	$10.31	$12.70

Total Investment Return Based on(b):
Market value	(4.54%	)	(17.52% )	13.33%	11.83%	(10.51% )	21.62%
Net asset value	(0.92%	)(c)	(2.65% )	3.89% (c)	9.00% (c)	(3.19% )	15.35%

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (000 omitted)	$177,070		$189,784	$213,103	$225,235	$229,616	$223,173
Average net assets (000 omitted)	$177,576		$199,956	$220,475	$218,950	$244,946	$211,324
Net operating expenses, net of fee waivers	1.44%	(d)	1.48%	1.41%	1.33%	1.34%	1.39%
Net operating expenses, excluding fee waivers	1.44%	(d)	–	–	–	–	–
Net investment income	3.35%	(d)	2.68%	2.80%	3.46%	3.43%	2.91%
Portfolio turnover	13%		13%	15%	21%	30%	11%

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(c)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(d)	Annualized.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited)

April 30, 2015

1. Organization

Aberdeen Australia Equity Fund, Inc. (the “Fund”) is a non-diversified closed-end management investment company incorporated in Maryland on September 30, 1985. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of companies tied economically to Australia (each an “Australian Company”). This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund’s Board of Directors (the “Board”) upon 60 days’ prior written notice to shareholders. As a fundamental policy, at least 65% of the Fund’s total assets must be invested in companies listed on the Australian Stock Exchange Limited (“ASX”). Aberdeen Asset Management Asia Limited, the Fund’s investment manager, uses the following criteria in determining if a company is “tied economically” to Australia: whether the company (i) is a constituent of the ASX; (ii) has its headquarters located in Australia, (iii) pays dividends on its stock in Australian Dollars; (iv) has its accounts audited by Australian auditors; (v) is subject to Australian taxes levied by the Australian Taxation Office; (vi) holds its annual general meeting in Australia; (vii) has common stock/ordinary shares and/or other principal class of securities registered with Australian regulatory authorities for sale in Australia; (viii) is incorporated in Australia; or (ix) has a majority of its assets located in Australia or a majority of its revenues are derived from Australian sources. There can be no assurance that the Fund will achieve its investment objective.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar is the functional currency for U.S. federal tax purposes.

a. Security Valuation:

The Fund values its securities at current market value or fair value consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. A security that

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2015

has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of April 30, 2015 in valuing the Fund’s investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments	$–	$173,691,713	$–	$173,691,713
Short-Term Investment	–	398,000	–	398,000
Total	$–	$174,089,713	$–	$174,089,713

Amounts listed as “–” are $0 or round to $0.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the six months ended April 30, 2015, there were no transfers between Levels 1, 2 or 3. For the six months ended April 30, 2015, there have been no significant changes to the fair valuation methodologies.

b. Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on individual repurchase agreements, see the portfolio of investments. The Fund held a repurchase agreement of $398,000 as of April 30, 2015. The value of the related collateral exceeded the value of the repurchase agreement at April 30, 2015.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2015

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)	purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

e. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions, if necessary, on a quarterly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

f. Federal Income Taxes:

The Fund, for U.S. federal income purposes is comprised of a separately identifiable unit called a Qualified Business Unit (“QBUs”) (see Internal Revenue Code (“IRC”) section 987). The Fund has operated with a QBU for U.S. federal income purposes since 1989. The home office is designated as the United States and the QBU is Australia with a functional currency of the Australian dollar. The securities held within the Fund reside within either the QBU or the home office depending on certain factors including geographic region. As an example, all the Fund’s Australian securities reside within the Australian QBU. When sold, the Australian dollar denominated securities within the Australian QBU generate capital gain/loss but not currency gain/loss, because the QBU’s functional currency is Australian dollar.

IRC section 987 states that currency gain/loss is generated when money is repatriated from a QBU to the home office. The currency gain/loss would result from the difference between the current exchange rate and the average exchange rate for the year during which money was originally contributed to the QBU from the home office. Based on the QBU structure, there may be sizable differences in the currency gain/loss recognized for U.S. federal income tax purposes and what is reported within the financial statements under GAAP. Additionally, the Fund’s composition of the distributions to shareholder is calculated based on U.S. federal income tax requirements whereby currency gain/loss is characterized income and distributed as such. As of the Fund’s fiscal year-end, the calculation of the composition of distributions to shareholders is finalized and reported in the Fund’s annual report to shareholders.

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2015

Therefore, no federal income tax provision is required. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

g. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

3. Agreements and Transactions with Affiliates

a. Investment Manager and Investment Adviser:

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund and Aberdeen Asset Management Limited (the “Investment Adviser”) serves as investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Manager and the Investment Adviser are wholly-owned subsidiaries of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of, and responsibility for the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund.

Pursuant to the management agreement, the Fund pays the Investment Manager a fee, payable monthly by the Fund, at the following annual rates: 1.10% of the Fund’s average weekly Managed Assets up to $50 million, 0.90% of the Fund’s average weekly Managed Assets between $50 million and $100 million and 0.70% of the Fund’s average weekly Managed Assets in excess of $100 million. Managed Assets is defined in the management agreement as net assets plus the amount of any borrowings for investment purposes.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $187,571 to the Investment Adviser, with respect to the Fund, during the six months ended April 30, 2015.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, is the Fund’s

Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly by the Fund, at an annual fee rate of 0.08% of the Fund’s average weekly Managed Assets up to $500 million, 0.07% of the Fund’s average weekly Managed Assets between $500 million and $1.5 billion, and 0.06% of the Fund’s average weekly Managed Assets in excess of $1.5 billion. For the six months ended April 30, 2015, AAMI earned $70,447 from the Fund for administration services.

c. Investor Relations:

Under the terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine and articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the six months ended April 30, 2015, the Fund incurred fees of approximately $75,278 for investor relations services. Effective January 1, 2015, these fees are capped at 5 basis points of the Fund’s average weekly Managed Assets per annum. For the six months ended April 30, 2015, AAMI waived $405 in investor relations fees. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six months ended April 30, 2015, were $22,740,426 and $29,803,262, respectively.

5. Capital

The authorized capital of the Fund is 30 million shares of $0.01 par value common stock. As of April 30, 2015, there were 22,938,517 shares of common stock issued and outstanding.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2015

In October 2013, the Fund filed a “shelf” registration statement with the SEC, which permits the Fund to issue up to $130 million in shares of common stock through one or more public offerings, including at-the-market offerings (“ATM” offerings), provided that the registration statement is updated and certain performance conditions are met over a three year period. Shares are offered through ATM offerings only when market conditions are considered favorable. Such shares would only be issued when the premium to net asset value is greater than the costs associated with the transaction. Any proceeds raised would be used for investment purposes. In accordance with the terms of a sales agreement, the Fund may offer and sell up to 3,250,000 of its shares, par value $0.01 per share, from time to time through JonesTrading Institutional LLC as its agent for the offer and sale of the shares. For the six months ended April 30, 2015, there were 0 shares sold through ATM offerings. For the six months ended April 30, 2015 and the year ended October 31, 2014, offering costs of $0 and $175,128 were capitalized as a prepaid expense, respectively. When shares are sold, a portion of the cost attributed to those shares will be charged to paid-in capital. Upon expiration of this shelf registration statement in October 2016, any remaining prepaid offering costs relating to this registration statement will be expensed to the Fund. For the six months ended April 30, 2015 and the fiscal year ended October 31, 2014, these costs were $0 and $22,115, respectively, and were charged to paid-in capital. These costs are noted on the Statement of Changes in Net Assets.

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the six months ended April 30, 2015 and fiscal year ended October 31, 2014, the Fund did not repurchase any shares through this program.

7. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

b. Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

c. Sector Risk:

At any time the Fund has such a concentration of investments in a single sector, it will be particularly vulnerable to adverse economic, political and other factors that affect that sector. Concentration in the financials sector may make the Fund vulnerable to risks of regulation, consolidation, financial innovation and technological progress.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2015 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$146,930,203	$33,816,336	$(6,656,826)	$27,159,510

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

April 30, 2015

10. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, the following disclosures or adjustments were required to the Financial Statements as of April 30, 2015.

On June 9, 2015, the Fund announced that it will pay on June 29, 2015 a distribution of $0.20 per share to all shareholders of record as of June 22, 2015.

Aberdeen Australia Equity Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on Thursday, March 26, 2015 at 712 Fifth Avenue, 49th Floor, New York, New York. The description of the proposals and number of shares voted at the meeting are as follows:

1. To elect two Class III Directors to the Board of Directors:

	Votes For	Votes Withheld
William J. Potter	16,772,746	2,924,411
John T. Sheehy	16,759,216	2,937,941

Directors whose term of office continued beyond this meeting are as follows: P. Gerald Malone, Neville J. Miles, Peter D. Sacks, Moritz Sell and Hugh Young.

Aberdeen Australia Equity Fund, Inc.

Corporate Information

Directors

Neville J. Miles, Chairman

P. Gerald Malone

William J. Potter

Peter D. Sacks

Moritz Sell

John T. Sheehy

Hugh Young

Officers

Christian Pittard, President

Jeffrey Cotton, Chief Compliance Officer and Vice President, Compliance

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Principal Accounting Officer

Mark Daniels, Vice President

Martin J. Gilbert, Vice President

Alan Goodson, Vice President

Bev Hendry, Vice President

Jennifer Nichols, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Matthew Keener, Assistant Secretary

Sofia Rosala, Deputy Chief Compliance Officer and Vice President

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

1 Iron Street 5th Floor

Boston, MA 02210

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of April 30, 2015, were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Australia Equity Fund, Inc. are traded on the NYSE MKT Equities Exchange under the symbol “IAF”. Information about the Fund’s net asset value and market price is available at www.aberdeeniaf.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Australia Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Aberdeen’s Investor Relations Services We invite you to enroll today.

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeeniaf.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting, and other timely data.

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Contact us:

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Aberdeen Closed-End Funds

At Aberdeen, we believe there’s no substitute for getting to know your investments face-to-face. That’s why we make it our goal to visit companies – wherever they are – before our equity teams ever invest in their shares and again when we hold them.

With 13 U.S. closed-end funds investing around the world – that’s an awfully big commitment. But it’s just one of the ways we seek out what we believe are the best investment opportunities on your behalf.

Speak with your financial advisor or wealth manager today about diversifying* your portfolio with Aberdeen’s global and emerging market closed-end funds.

For more information, contact our Investor Relations team at 1-800-522-5465 or e-mail us at InvestorRelations@aberdeen-asset.com.

www.aberdeen-asset.us/cef

*Diversification does not necessarily ensure return or protect against a loss.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. “Aberdeen” is a U.S. registered service trademark of Aberdeen Asset Management PLC.

IAF – SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report on Form N-CSR.

(b) During the period ended April 30, 2015, there were no changes in the Portfolio Managers.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2014 through November 30, 2014	None	None	None	2,257,412
December 1, 2014 through December 31, 2014	None	None	None	2,257,412
January 1, 2015 through January 31, 2015	None	None	None	2,257,412

February 1, 2015 through February 28, 2015	None	None	None	2,257,412
March 1, 2015 through March 31, 2015	None	None	None	2,257,412
April 1, 2015 through April 30, 2015	None	None	None	2,257,412

Total	None	None	None	-

1 The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.01 per share, on the open market during any 12 month period.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2015, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act and section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits 12(c)(1), 12(c)(2) and 12(c)(3) as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Australia Equity Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Australia Equity Fund, Inc.

Date: July 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Australia Equity Fund, Inc.
Date: July 2, 2015
By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Australia Equity Fund, Inc.

Date: July 2, 2015

EXHIBIT LIST

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

12(c)(1), 12(c)(2), 12(c)(3) – Distribution notice to stockholders